Registration No. 2-86903
                                                File No. 811-3864


                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /X/

   PRE-EFFECTIVE AMENDMENT NO. __                           / /

   POST-EFFECTIVE AMENDMENT NO. 27                          /X/

                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY         /X/
   ACT OF 1940

   AMENDMENT NO. 26                                         /X/

                     OPPENHEIMER ASSET ALLOCATION FUND
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            (Exact Name of Registrant as Specified in Charter)

           Two World Trade Center, New York, New York 10048-0203
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                 (Address of Principal Executive Offices)

                               212-323-0200
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                      (Registrant's Telephone Number)

                          ANDREW J. DONOHUE, ESQ.
                          OppenheimerFunds, Inc.
           Two World Trade Center, New York, New York 10048-0203
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                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     / / Immediately upon filing pursuant to paragraph (b)
     /X/ On January 15, 1997, pursuant to paragraph (b)
     / / 60 days after filing pursuant to paragraph (a)(1)
     / / On ________, pursuant to paragraph (a)(1)
     / / 75 days after filing, pursuant to paragraph (a)(2)
     / / On ________, pursuant to paragraph (a)(2)
         of Rule 485
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The Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended September 30, 1996 was filed on November 27, 1996.